SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):	October 30, 2002 November 1, 2002

Structured Products Corp. on behalf of

(Exact name of registrant as specified in its charter)

Delaware	33-55860/ 33-357357	13-3692801
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification Number)

388 Greenwich Street, New York, New York	10013

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number including area code (212) 816-7496.

Item 1.	Changes in Control of Registrant. Not Applicable.

Item 2.	Acquisition or Disposition of Assets. Not Applicable.

Item 3.	Bankruptcy or Receivership. Not Applicable.

Item 4.	Changes in Registrant's Certifying Accountant. Not Applicable.

Item 5.	Other Events.

Not Applicable.

Item 6.	Resignations of Registrant's Directors. Not Applicable.

Item 7.	Financial Statements, Pro-Forma Financial Information and Exhibits.

(a) Not Applicable. (b) Not Applicable. (c) Exhibits:

1.	Trustee's Report with respect to the October 30, 2002 Distribution Date for the CorTS Trust for PECO Energy Capital Trust III
2.	Trustee's Report with respect to the November 1, 2002 Distribution Date for the CorTS Trust for Ford Debentures

Item 8.	Change in Fiscal Year Not Applicable.

Item 9.	Regulation FD Disclosure Not Applicable.

SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

By: /s/ Matthew Mayers Name: Matthew Mayers Title: Assistant Secretary, Assistant Vice President and Finance Officer

March 26, 2003

EXHIBIT INDEX

Exhibit 1	Trustee’s Report with respect to the October 30, 2002 Distribution Date for the CorTS Trust for PECO Energy Capital Trust III	Page 5

2	Trustee's Report with respect to the November 1, 2002 Distribution Date for the CorTS Trust for Ford Debentures	6

Exhibit 1

To the Holders of:
CorTS Trust for PECO Energy Capital Trust III
8%Corporate-Backed Trust Securities (CorTS) Certificates
*CUSIP:    22080R206

U.S. Bank Trust National Association, as Trustee for the CorTS Trust for PECO Energy Capital Trust III hereby gives notice with respect to the Distribution occurring on October 30, 2002 (the "Distribution Date") as follows:

1.	The amount of the distribution payable to the Certificateholders on the Distribution Date allocable to principal and premium, if any, and interest expressed as a dollar amount per $25 Certificate, is as set forth below:

Principal $0.000000	Interest $1.000000	Total Distribution $1.000000

2.	The amount of aggregate interest due and not paid as of the Distribution Date is $0.000000.

3.	No fees have been paid to the Trustee or any other party from the proceeds of the Term Assets.

4.	$27,500,000	aggregate principal amount of PECO Energy Capital Trust III Pass Through Securities due April 6, 2028 (the "Term Assets") are held for the above trust. As of the Distribution Date, the Term Assets were rated Baa1 by Moody's Investors Service and BBB by Standard and Poor's Ratings Group.

5.	At the close of business on the Distribution Date, 1,014,750 Certificates representing $25,368,750 aggregate Certificate Principal Balance were outstanding.

U.S. Bank Trust National Association, as Trustee

*The Trustee shall not be held responsible for the selection or use of the CUSIP number, nor is any representation made as to its correctness. It is included solely for the convenience of the Holders.

Exhibit 2

To the Holders of:
CorTS Trust for Ford Debentures
7.4%Corporate-Backed Trust Securities (CorTS) Certificates
*CUSIP:    22080Q208

U.S. Bank Trust National Association, as Trustee for the CorTS Trust for Ford Debentures hereby gives notice with respect to the Distribution occurring on November 1, 2002 (the "Distribution Date") as follows:

1.	The amount of the distribution payable to the Certificateholders on the Distribution Date allocable to principal and premium, if any, and interest expressed as a dollar amount per $25 Certificate, is as set forth below:

Principal $0.000000	Interest $0.925000	Total Distribution $0.925000

2.	The amount of aggregate interest due and not paid as of the Distribution Date is $0.000000.

3.	No fees have been paid to the Trustee or any other party from the proceeds of the Term Assets.

4.	$300,000,000	aggregate principal amount of Ford Motor Company 7.4% Debentures due November 1, 2046 (the "Term Assets") are held for the above trust.

5.	At the close of business on the Distribution Date, 12,000,000 Certificates representing $300,000,000 aggregate Certificate Principal Balance were outstanding.

6.	The current rating of the Term Assets is not provided in this report. Ratings may be obtained from Standard and Poor's Ratings Services by calling 212-438-2400 and from Moody's Investors Service, Inc. by calling 212-553-0377.

U.S. Bank Trust National Association, as Trustee

*The Trustee shall not be held responsible for the selection or use of the CUSIP number, nor is any representation made as to its correctness. It is included solely for the convenience of the Holders.